UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 4, 2010


                                 IMAGING3, INC.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
               -------------------------------------------------
                 (State or other jurisdiction of incorporation)


     000-50099                                         95-4451059
------------------------                  ------------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)

                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
            -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 260-0930

                                 NOT APPLICABLE
                      -----------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

                 Item 1.01 Entry into a Material Definitive Agreement..........1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

                 Item 3.02 Unregistered Sales of Equity Securities.............1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................2

SIGNATURES.....................................................................2

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS
-----------------------------------------------

         Item 1.01 Entry into a Material Definitive Agreement
         ----------------------------------------------------

         Imaging3, Inc., a California corporation (the "Company"), entered into a Securities Purchase Agreement (the "Purchase Agreement") on October 4, 2010, with two institutional investors for the sale of common stock and warrants for $1,000,000.22

         The terms of the Purchase Agreement include the sale of 4,587,157 shares of common stock at $0.218 per share. The warrants include: (i) Series A Warrants, which are immediately exercisable for a period of 5 years into 4,587,157 shares at $0.2725 per share; (ii) Series B Warrants, which are immediately exercisable for a period of up to 18 months into 4,587,157 shares at $0.218 per share; and (iii) Series C Warrants, which are immediately exercisable for a period of 5 years into 4,587,157 shares at $0.2725 per share but only to the extent that the Series B Warrants are exercised and only in the same percentage that the Series B Warrants are exercised. All of such warrants contain customary adjustments for corporate events such as reorganizations, splits, dividends, and the exercise prices of all such warrants are subject to full-ratchet anti-dilution adjustments in the event of additional issuances of common stock below the exercise price then in effect.

         The closing of the transaction is subject to the satisfaction of customary closing conditions and is expected to occur on or before October 14, 2010. The net proceeds from the transaction will be used solely for working capital purposes. In the Purchase Agreement, the Company agreed not to use the proceeds to satisfy any debt, to redeem any of the Company's outstanding securities or with respect to any litigation involving the Company.

         At the closing of the transaction, the Company will enter into a registration rights agreement (the "Registration Rights Agreement") with the institutional investors. Pursuant to the Registration Rights Agreement, the Company will be required to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "SEC") covering the resale of the common stock to be sold and the common stock underlying the warrants to be sold (the "Registration
Statement"). The Company will be required to pay all expenses incurred in connection with the filing of the Registration Statement. The Company will also be obligated to use its best efforts to file the Registration Statement within 30 days of the closing date of the transaction. In addition, the Company will be obligated to use its best efforts to cause the SEC to declare the Registration Statement effective within 90 days of the closing date of the transaction (or 120 days in the event that the Registration Statement is subject to review by the SEC), and the Company will be required to pay certain negotiated cash payments to the institutional investors in the event that the Registration Statement is not filed within 30 days of such closing date or is not declared effective within 90 days of such closing date (or 120 days in the event that the Registration Statement is subject to review by the SEC).

SECTION 3. SECURITIES AND TRADING MARKETS
-----------------------------------------

         Item 3.02.   Unregistered Sales of Equity Securities.
         ----------------------------------------------------

         The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

         Wharton Capital Partners, Ltd., a New York based investment banking firm, acted as the placement agent for the Company in the transaction.

         The offer, issuance and sale by the Company of the shares of common stock, warrants and the shares of common stock underlying the warrants in the transaction have not been registered under the Securities Act and may not be offered or sold without registration with the SEC under the Securities Act or under an applicable exemption from the Securities Act.

         The description of the documents in this current report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, the form of Series A Warrant, the form of Series B Warrant, the form of Series C Warrant and the form of the Registration Rights Agreement, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this report and are incorporated herein by reference.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
----------------------------------------------------------------

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                  10.1.    Securities Purchase Agreement dated October 4, 2010

                  10.2     Form of Series A Warrant

                  10.3     Form of Series B Warrant

                  10.4     Form of Series C Warrant

                  10.5     Form of Registration Rights Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         IMAGING3, INC.
                                         --------------
                                          (Registrant)

Date:  October 5, 2010
                               /s/ Dean Janes, Chief Executive Officer
                               ---------------------------------------
                               Dean Janes, Chief Executive Officer





















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